                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                          GENERAL BINDING CORPORATION

                             OFFER TO EXCHANGE ITS
                        9 3/8% SENIOR SUBORDINATED NOTES
                                    DUE 2008


  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________,1998 (AS SUCH DATE AND TIME MAY BE EXTENDED, THE "EXPIRATION DATE").

         If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and delivered to:

                           First Union National Bank

                   By Mail:                      By Overnight Courier:                       By Hand:
           First Union National Bank           First Union National Bank            First Union National Bank
     Corporate Trust Reorganization Dept.    Corporate Trust Reorganization              40 Broad Street
       1525 West W.T. Harris Blvd., 3C3                  Dept.                         5th Floor, Suite 550
        Charlotte, North Carolina 28288     1525 West W.T. Harris Blvd., 3C3         New York, New York 10004
               Attn: Mike Klotz             Charlotte, North Carolina 28262
                                                    Attn: Mike Klotz

                           By Facsimile Transmission:

                       (For Eligible Institutions Only):
                                 (704) 590-7628

                              Confirm by Telephone
                                 (704) 590-7408


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THAT SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt of the Prospectus dated __________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus") of General Binding Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 9 3/8% Senior Subordinated Notes due 2008 ("Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 in principal amount of its outstanding 9 3/8% Senior Subordinated Notes due 2008 ("Notes"), of which $150,000,000 aggregate principal amount are outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This Letter of Transmittal is to be completed either if (a) certificates for Notes are to be delivered herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under "Exchange Offer -- Procedures for Tendering" and an Agent's Message (as defined below) is not delivered. Certificates for Notes, or book-entry confirmation of a book-entry transfer of such Notes into the account of First Union National Bank (the "Exchange Agent") at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or a facsimile copy hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date or the guaranteed delivery procedures set forth in Instruction 2 must be complied with. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of book-entry transfer of Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

         If a registered holder (which term, for purposes of this document, shall include a participant in the book- entry transfer facility system at DTC whose name appears on a security position listing as the owner of the Notes) desires to tender Notes and such Notes are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or if the procedures for book-entry transfer cannot be completed on a timely basis) prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in Instruction 2.

         The undersigned hereby tenders to the Company, the aggregate principal amount of Notes described in Box 1 below (the "Tendered Notes") in exchange for a like aggregate principal amount of the Company's Exchange Notes which have been registered under the Securities Act, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         Subject to and effective upon the acceptance for exchange of the Tendered Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in, to and under the Tendered Notes.

         Unless otherwise indicated under "Special Issuance Instructions" below (Box 4), the undersigned hereby directs that the Exchange Notes exchanged for the Tendered Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Exchange Notes be credited to the account indicated below maintained at DTC. If applicable, substitute certificates representing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 5), please send or cause to be sent the certificates for Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in Instruction 6, to (i) deliver certificates for the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Notes pursuant to the Exchange Offer, and (ii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned understands that tenders of Notes pursuant to any one of the procedures described in the Prospectus under the caption "Exchange Offer -- Procedures for Tendering" and in the instructions hereto will, upon the Company's acceptance for exchange of such Tendered Notes, constitute a binding agreement among the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in Instruction 6. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Tendered Notes. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents, warrants and agrees that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Tendered Notes and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances when the Tendered Notes are acquired by the Company as contemplated herein, and the Tendered Notes are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Tendered Notes, and that the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

         BY TENDERING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL (OR DELIVERY OF AN AGENT'S MESSAGE IN LIEU HEREOF), THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (i) NEITHER THE UNDERSIGNED NOR ANY BENEFICIAL OWNER(S) IS AN "AFFILIATE" OF THE COMPANY, (ii) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED AND ANY BENEFICIAL OWNER(S) ARE BEING ACQUIRED BY THE UNDERSIGNED AND ANY BENEFICIAL OWNER(S) IN THE ORDINARY COURSE OF BUSINESS OF THE UNDERSIGNED AND ANY BENEFICIAL OWNER(S), (iii) THE UNDERSIGNED

AND EACH BENEFICIAL OWNER HAVE NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (iv) THE UNDERSIGNED AND ANY SUCH BENEFICIAL OWNER IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES.


         A broker-dealer who holds Notes for its own account as a result of market-making activities or other trading activities and who receives Exchange Notes in exchange for such Notes pursuant to the Exchange Offer may be deemed to be an "underwriter" within the meaning of the Securities Act and will be required to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. If the undersigned or any beneficial owner(s) is a broker-dealer which acquired any of the Tendered Notes for its own account as the result of market-making activities or other trading activities, such broker-dealer acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in exchange for any of such Tendered Notes that were acquired for its own account as the result of market-making activities or other trading activities (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

         Subject to certain provisions set forth in the Registration Rights Agreement and to the limitations described in the Prospectus, the Company has agreed that the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Notes that were acquired by such Participating Broker-Dealer for its own account as a result of market- making activities or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker- dealer who participates in the Exchange Offer with respect to Notes acquired for its own account as a result of market- making or other trading activities (a "Participating Broker-Dealer"), by tendering such Notes and executing this Letter of Transmittal or delivering an Agent's Message in lieu hereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer.
Such notice may be given in the space provided below or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "Exchange Offer--Exchange Agent."

         Any holder of Notes who uses the Exchange Offer to participate in a distribution of the Exchange Notes to be acquired in the Exchange Offer, any broker-dealer who receives Exchange Notes in exchange for Notes that were purchased directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, any person participating in the distribution of the Notes who receives

Exchange Notes in the Exchange Offer and any "affiliate" of the Company who receives Exchange Notes in the Exchange Offer (a) will not be able to rely on the interpretative letters of the staff of the Securities and Exchange Commission (the "SEC") described in the section of the Prospectus entitled "Exchange Offer" and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Exchange Notes, unless such sale is made pursuant to an exemption from such requirements. Any such resale transaction must be made by delivery of a prospectus containing the selling securityholder information required by the rules of the SEC under the Securities Act.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

=========================================================================================================
                                                 BOX 1
                                      DESCRIPTION OF TENDERED NOTES
                             (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
=========================================================================================================
                                                                              Aggregate
                                                                              Principal
  Name(s) and address(es) of Registered Holder(s), exactly                     Amount        Aggregate
    as name(s) appear(s) on Note Certificate(s) or on  a     Certificate     Represented     Principal
                  security position listing                   Number(s)*         by            Amount
                 (Please fill in, if blank)                    of Notes    Certificate(s)    Tendered**
---------------------------------------------------------------------------------------------------------

                                                          -----------------------------------------------

                                                          -----------------------------------------------

                                                          -----------------------------------------------

                                                          -----------------------------------------------

                                                          -----------------------------------------------

=========================================================================================================

*        Need not be completed by book-entry holders.

** The minimum permitted tender is $1,000 in principal amount of Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered.

============================================================================================================
                                                    BOX 2
                                             BENEFICIAL OWNER(S)

   State of Principal Residence of Each Beneficial     Aggregate Principal Amount of Tendered Notes Held
               Owner of Tendered Notes                          for Account of Beneficial Owner
============================================================================================================

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

============================================================================================================

         If delivery of Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "Exchange Offer -- Procedures for Tendering."

===================================================================================================
                                                BOX 3
                           (TO BE COMPLETED BY ELIGIBLE INSTITUTIONS ONLY)
===================================================================================================
 [ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT
      MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution  ___________________________________

      DTC Account Number  _________________________________________

      Transaction Code Number  ______________________________________

 [ ]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES
      ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
      EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name of Registered Holders(s)  ___________________________________

      Window Ticket Number (if any)  __________________________________

      Date of Execution of Notice of Guaranteed Delivery  _________________

      Name of Institution which Guaranteed Delivery_______________


                  If Guaranteed Delivery is to be made By Book-Entry Transfer:

      Name of Tendering Institution  ____________________________________

      DTC Account Number  __________________________________________

      Transaction Code Number  _______________________________________

 [ ]  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE TO BE RETURNED BY
      CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

 [ ]  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE NOTES FOR ITS OWN ACCOUNT AS A
      RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND
      WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR
      SUPPLEMENTS THERETO.

 Name:  ____________________________________________________________

 Address:  __________________________________________________________
===================================================================================================

======================================================================================================
                                                  BOX 4

                                      SPECIAL ISSUANCE INSTRUCTIONS
                                      (SEE INSTRUCTIONS 4, 7 AND 8)
======================================================================================================
  To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Notes whose name(s) appear(s) above (Box 1) or if Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account other than the account indicated above (Box 3).

  Issue

  [ ]  Notes not tendered

  [ ]  Exchange Notes

  to:

  Name(s):  _____________________________________________________________________

  Address:  _____________________________________________________________________

            _____________________________________________________________________

            _____________________________________________________________________
                                             (include Zip Code)

  Area Code and
  Telephone Number:    __________________________________________________________

  Tax Identification or
  Social Security No.: __________________________________________________________


  [ ]  Credit unexchanged Notes delivered by book-entry transfer to the DTC account set forth below.

       ________________________________________
         (DTC Account Number, if applicable)
======================================================================================================

======================================================================================================
                                                 BOX 5

                                     SPECIAL DELIVERY INSTRUCTIONS
                                     (SEE INSTRUCTIONS 4, 7 AND 8)
======================================================================================================
  To be completed ONLY if certificates for the Exchange Notes exchanged for the Notes and for untendered Notes are to be sent to someone other than the registered holder(s) whose name(s)
  appear(s) above (Box 1), or to such registered holder(s) at an address other than that shown above
  (Box 1).

  Mail Exchange Notes and any untendered Notes to:

  Name(s):  _____________________________________________________________________
                                            (please print)

  Address:  _____________________________________________________________________

            _____________________________________________________________________

            _____________________________________________________________________
                                          (include Zip Code)

  Area Code and
  Telephone Number:     _________________________________________________________

  Tax Identification or
  Social Security No.:  _________________________________________________________
======================================================================================================



======================================================================================================
                                                 BOX 6

                                      USE OF GUARANTEED DELIVERY
======================================================================================================
  [ ]     CHECK HERE ONLY IF NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.
          See Instruction 2.  If this box is checked, please provide the following information:

  Name(s) of Registered Holder(s):  ________________________________________________________

  __________________________________________________________________________________________

  Date of Execution of Notice of Guaranteed Delivery:  _____________________________________

  Name of Institution which Guaranteed Delivery:  __________________________________________
======================================================================================================

======================================================================================================
                                                 BOX 7

                                       TENDERING HOLDER SIGNATURE
                                      (SEE INSTRUCTIONS 1, 4 AND 7)
                        IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN
======================================================================================================
  X  _________________________________________        Guarantee of Signature(s)
                                                      (If required by Instructions 4 and 7)
  X  _________________________________________        Authorized Signature
        (Signature(s) of Registered Holder(s)
               or Authorized Signatory)               X  __________________________________________

  Note:  The above lines must be signed by the        Name:     ___________________________________
  registered holder(s) of Notes exactly as their                          (please print)
  name(s) appear(s) on certificate(s) for Notes
  hereby tendered or on a security position listing,  Title:    ___________________________________
  or by person(s) authorized to become the            Name of Firm:  ______________________________
  registered holder(s) by endorsements and documents           (Must be an Eligible Institution
  transmitted herewith (including such opinions of               as defined in Instruction 2)
  counsel, certifications and other information as
  may be required by the Company to comply with the   Address:  ___________________________________
  restrictions on transfer applicable to the Notes).            ___________________________________
  If signature is by a trustee, executor,                       ___________________________________
  administrator, guardian, attorney-in-fact,                              (include Zip Code)
  officer, or other person acting in a fiduciary or
  representative capacity, such person must set       Area Code and
  forth his or her full title below.  See               Telephone Number:  ________________________
  Instruction 7.
                                                      Dated:    ___________________________________
  Dated:     _____________________________________
  Name(s):   _____________________________________
             _____________________________________
                         (please print)

  Capacity:  _____________________________________
             _____________________________________
                          (full title)

  Street Address: ________________________________
             _____________________________________
             _____________________________________
                       (include Zip Code)

  Area Code and
    Telephone Number:  ___________________________

  Tax Identification or Social Security Number(s):
             _____________________________________
======================================================================================================

                           IMPORTANT TAX INFORMATION


PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO MAY SUBJECT YOU TO 31% FEDERAL INCOME TAX WITHHOLDING.

==================================================================================================================
                                                     BOX 8
                                              SUBSTITUTE FORM W-9
==================================================================================================================
  PART I  -- Please provide the Taxpayer                     Social Security Number
  Identification Number ("TIN") of the person
  submitting this Letter of Transmittal in                   ________________________
  the box at right and certify by signing and
  dating below.                                                   or Employer
                                                             Identification Number

  PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer
  Identification Number on Substitute Form W-
  9 and complete as instructed therein.

  CERTIFICATION -- Under penalties of perjury, the undersigned hereby certifies the following:

  (1)  The TIN shown in Part I above is the correct TIN of the person who is submitting this Letter of
  Transmittal and who is required by law to provide such TIN; and
  (2)  The person who is submitting this Letter of Transmittal and who is required by law to provide such
  TIN is not subject to backup withholding because such person has not been notified by the Internal
  Revenue Service ("IRS") that such person is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified such person that he or she is no longer subject to backup withholding, or because such person is an exempt payee under the attached guidelines.

  NOTE:   You must cross out  item (2) above if you  have been notified by  the IRS that you are  subject to backup  withholding unless you  have been notified  by the IRS that  you are  no longer subject to backup withholding.

          THE INTERNAL  REVENUE SERVICE  DOES NOT REQUIRE  YOUR CONSENT  TO ANY PROVISION  OF THIS  DOCUMENT
          OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                                                              Date:
  Signature: ____________________________________________________________           ____________________________
             ____________________________________________________________
==================================================================================================================

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER


          1. Delivery of this Letter of Transmittal and Certificates. Certificates for the Tendered Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal, with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date; provided, however, that book-entry transfers of Notes may be effected in accordance with the procedures mandated by DTC's Automatic Tender Offer Program ("ATOP"). Certificates for Notes, or book-entry confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile hereof or Agent's Message in lieu hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date or the guaranteed delivery procedures set forth in Instruction 2 must be complied with.

          THE METHOD OF DELIVERY OF CERTIFICATES FOR TENDERED NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS TO BE BY MAIL, THE USE OF REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

          The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof or delivery of an Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

          2. Guaranteed Delivery Procedures. Holders who wish to tender their Notes but (i) the certificates for such Notes are not immediately available,
(ii) who cannot deliver their Notes, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, must tender their Notes according to the guaranteed delivery procedures set forth below, including completion of Box 6. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Date, a completed and signed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form accompanying this Letter of Transmittal, must have been delivered to the Exchange Agent; and (iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing the Tendered Notes, in proper form for transfer, together with a completed and signed Letter of Transmittal or, in the case of a book-entry tender, an Agent's Message in lieu of this Letter of Transmittal, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "Exchange Offer--Procedures for Tendering."

          The Notice of Guaranteed Delivery may be delivered by hand or overnight carrier, or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the

Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

          3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name the Notes are registered on the books of the registrar or on a security position listing (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal (or an Agent's Message in lieu hereof). Any Beneficial Owner of Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

          4. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

                 (i) this Letter of Transmittal is signed by the registered holder of Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" (Box 4) or the box entitled "Special Delivery Instructions" (Box 5) above, or

                 (ii) such Notes are tendered for the account of a firm that is an Eligible Institution.

          In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 7.

          5. Inadequate Space. If the space provided in the box captioned "Description of Notes" is inadequate, the certificate number(s) and/or the aggregate principal amount of Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

          6. Partial Tenders and Withdrawal Rights. Tenders of Notes will be accepted only in the aggregate principal amount of $1,000 or any integral multiple in excess thereof. If less than the entire aggregate principal amount of Notes evidenced by any certificate submitted is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 1) above. The entire aggregate principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate principal amount of all Notes is not tendered, new certificate(s) for Notes for the principal amount of Notes not tendered and Exchange Notes exchanged for any Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

          As set forth below, tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Notes to be withdrawn, the aggregate principal amount of Notes to be withdrawn, and (if certificates for Notes have been tendered) the name of the registered holder of the Notes as set forth on the certificate for the Notes, if different from that of the person who tendered such Notes. If certificates for the Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Notes tendered for the account of an Eligible Institution. If Notes have been tendered pursuant to the procedures for book- entry transfer set forth in the Prospectus under "Exchange Offer--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Notes. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "Exchange Offer--Procedures for Tendering."

          All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

          7. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates, or on a security position listing, without alteration, enlargement or any change whatsoever.

          If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal documents as there are names in which certificates are held.

          If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes and Exchange Notes are to be issued (and any untendered aggregate principal amount of Notes is to be reissued) to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Notes nor provide a separate bond power. In any other case, such registered holder(s) must either duly endorse the certificate(s) for Notes tendered or transmit a properly executed bond power with the certificate(s), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, in each case, signed exactly as the name or names of the registered holder(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Notes. The signature on the endorsement or bond power must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal, any certificate for Notes, bond power, power of attorney or any other document required by this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company, in its sole discretion, of such person's authority to so act must be submitted with this Letter of Transmittal.

          Endorsements on certificates or signatures on bond powers required by this Instruction 7 must be guaranteed by an Eligible Institution.

          8.  Special Issuance and Special Delivery Instructions.   If Exchange
Notes are to be issued in the name of a person other than the registered holder(s) of Tendered Notes or are to be sent to a name and address other than the name and address of the person signing this Letter of Transmittal or if Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to a DTC account other than that of the person signing this Letter of Transmittal, the appropriate boxes (Box 4 and/or Box 5) on this Letter of Transmittal should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 6.

          9. Transfer Taxes. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Tendered Notes, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

          10. Tax Identification Number. A holder whose Tendered Notes are accepted for exchange should provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments to such holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

          To prevent backup withholding with respect to payments of distributions on the Exchange Notes, each tendering holder should provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

          If the Exchange Notes will be registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

          The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding. Any amount paid as backup withholding will be creditable against a holder's tax liability.

          11. Validity of Tenders. All questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of Tendered Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of the Company or of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer as set forth in the Prospectus under "Exchange Offer -- Conditions" or any condition, defect or irregularity in any tender of Notes of any particular holder whether or not similar conditions, defects or irregularities are waived in the case of other holders. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company will be final and binding on all parties. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

          12. Mutilated, Lost, Stolen or Destroyed Certificates. Any tendering holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instruction. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been followed.

          13. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth on the front of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

          14. Acceptance of Tendered Notes and Issuance of Exchange Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted the Tendered Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Issuance Instructions" or "Special Delivery Instructions."

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION  OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the name and number to give the payer.


====================================================       =================================================
                            Give the name and                                        Give the name and
 For this type of           SOCIAL SECURITY number         For this type of          EMPLOYER IDENTIFICATION
 account                    of --                          account                   number of--
====================================================       =================================================
 1.   Individual            The individual                 6.  Sole proprietorship   The Owner(3)


 2.  Two or more            The actual owner of the        7.  A valid trust,        Legal entity (Do not
     individuals            account or, if combined            estate, or pension    furnish the taxpayer
     (joint account)        funds, the first                   trust                 identification number
                            individual on the                                        of the personal
                            account(1)                                               representative or
                                                                                     trustee unless the
                                                                                     legal entity itself is
                                                                                     not designated in the
                                                                                     account title.)(4)

 3.  Custodian account      The minor(2)                   8.  Corporate             The Corporation
     of a minor
     (Uniform Gift to
     Minors Act)

 4.  a.  The usual          The grantor-trustee(1)         9.  Association, club,    The organization
         revocable                                             religious,
         savings trust                                         charitable,
         account (grantor                                      educational, or
         is also                                               other tax-exempt
         trustee)                                              organization
     b.  So-called trust    The actual owner(1)
         account that is
         not a legal or
         valid trust
         under State law

 5.  Sole proprietorship    The owner(3)                   10.    Partnership        The partnership

                                                           11.    A broker or        The broker or nominee
                                                                  registered
                                                                  nominee

                                                           12.    Account with the   The public entity
                                                                  Department of
                                                                  Agriculture in
                                                                  the name of a
                                                                  public entity
                                                                  (such as a state
                                                                  or local
                                                                  government,
                                                                  school
                                                                  district, or
                                                                  person) that
                                                                  receives
                                                                  agricultural
                                                                  program payments
====================================================       =================================================

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)    Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust.


Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must get your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

         If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

                 1.       You do not furnish your TIN to the requester, or

                 2. The IRS tells the requester that you furnished an incorrect TIN, or

                 3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

                 4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

                 5.       You do not certify your TIN when required.  See the
         Part III Instructions for exceptions.

         Certain payees and payments are exempt from backup withholding and information reporting. See the Part II Instructions and the separate Instructions for the Requester of Form W-9.


HOW TO GET A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for resident aliens ineligible to get a social security number), from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

         If you do not have a TIN, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

         As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.


PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. -- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you entered in Part I.

SOLE PROPRIETOR. -- You must enter your individual name. (Enter either your SSN or EIN in Part I). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

OTHER ENTITIES. -- Enter the business name as shown on required federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on page 20 for further clarification of name and TIN combinations. If you are a resident alien and you are ineligible to get a social security number, your TIN is your IRS individual taxpayer identification number. Enter it in the social security number box. If you do not have a TIN, follow the instructions under HOW TO GET A TIN on page 21.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

         If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

PART III -- CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign.

         1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You must give your correct TIN, but you do not have to sign the certification.

         2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

         3. Real Estate Transactions. You must sign the certification. You may cross out Item 2 of the certification.

         4. Other Payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

         5. Mortgage Interest Paid by You, Acquisitions or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.